FVA SA1 06/23

SUPPLEMENT DATED JUNE 12, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2023

of

FRANKLIN VOLSMART ALLOCATION VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

I. Custodian The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets, except for VolSmart Fund, Developing Markets Fund, Foreign Fund and Growth Fund. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories. Millennium Trust Company, LLC, 2001 Spring Road, Oak Brook, Illinois, 60523, acts as the custodian of the Strategic Income Fund's marketplace loans.

JPMorgan Chase Bank, at its principal office at 270 Park Avenue, New York, NY 10017-2070, and at the offices of its branches and agencies throughout the world, acts as custodian of the assets of VolSmart Fund, Developing Markets Fund, Foreign Fund and Growth Fund. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Please keep this supplement with your SAI for future reference.